RULE 10F-3 TRANSACTIONS REPORT
                     JANUARY 1, 2005 THROUGH MARCH 31, 2005
             AFFILIATED UNDERWRITER: BANC OF AMERICA SECURITIES, LLC


                                     TYPE OF SECURITY*  DATE OFFERING    PURCHASE                                PRINCIPAL/ SHARES
     ISSUER                            (1),(2),(3),(4)    COMMENCED        DATE          SELLING BROKER**           PURCHASED
-----------------------------------  -----------------  -------------    ---------   --------------------------  -----------------
NATIONS FUNDS TRUST
NATIONS BOND FUND
Carriage Services, Inc.
  7.875% 01/15/15                           3               01/20/05      01/20/05         Merrill Lynch              100,000
Intelsat Bermuda FLTR
  01/15/12                                  3               01/24/05      01/24/05         Deutsche Bank              130,000
Intelsat Bermuda
  8.25% 01/15/13                            3               01/24/05      01/24/05         Deutsche Bank              230,000
Tenet Healthcare Corp
  9.25% 02/01/15                            3               01/25/05      01/25/05      CitiGroup Financial           130,000
Del Monte Corp
  6.75% 02/15/15                            3               01/25/05      01/25/05         Morgan Stanley              30,000
Mohegan Tribal Gaming
  6.125% 02/15/13                           3               02/03/05      02/03/05      CitiGroup Financial           170,000
Radio One Inc.
  6.375% 02/15/13                           3               02/04/05      02/04/05   Credit Suisse First Boston        35,000
Nortek Holdings Inc.
  03/01/14                                  3               02/10/05      02/10/05   Credit Suisse First Boston        70,000
Samina-Sci Corp
  6.75% 03/01/13                            3               02/16/05      02/16/05      CitiGroup Financial           160,000
Range Resources Corp
  6.375% 03/15/15                           3               03/02/05      03/02/05        JP Morgan Chase              15,000
Allied Waste
  7.25% 03/15/15                            3               03/03/05      03/03/05        JP Morgan Chase             125,000
Corrections Corp
  6.25% 03/15/13                            3               03/08/05      03/08/05      Lehman Brothers Inc.          205,000
Davita Inc.
  6.625% 03/15/13                           3               03/15/05      03/15/05        JP Morgan Chase              35,000
Davita Inc.
  7.25% 03/15/15                            3               03/15/05      03/15/05        JP Morgan Chase              55,000
ABITIBI-Consolidated Inc.
  8.375% 04/01/15                           1               03/22/05      03/22/05      CitiGroup Financial           210,000

NATIONS CONVERTIBLE SECURITIES FUND
Playboy Enterprises Inc
  3.0% 03/15/25                             3               03/10/05      03/10/05          UBS Warburg            10,000,000

NATIONS MIDCAP VALUE FUND
Celanese Corporation                        1               01/20/05      01/20/05      Lehman Brothers Inc.          175,000

NATIONS SMALL COMPANY FUND
International Securities Exchange           1               03/08/05      03/08/05     Bear Stearns & Co Inc.          13,100



                                                        PRICE PAID BY
                                         PRICE/PAR          FUND             % OF ISSUE     % OF FUND ASSETS
                                        -----------     -------------        ----------     ----------------
NATIONS FUNDS TRUST
NATIONS BOND FUND
Carriage Services, Inc.
  7.875% 01/15/15                       $   100.000     $   100,000            0.08%            0.01%
Intelsat Bermuda FLTR
  01/15/12                              $   100.000     $   130,000            0.01%            0.01%
Intelsat Bermuda
  8.25% 01/15/13                        $   100.000     $   230,000            0.01%            0.01%
Tenet Healthcare Corp
  9.25% 02/01/15                        $    98.406     $   127,928            0.02%            0.01%
Del Monte Corp
  6.75% 02/15/15                        $   100.000     $    30,000            0.01%            0.00%
Mohegan Tribal Gaming
  6.125% 02/15/13                       $   100.000     $   170,000            0.07%            0.01%
Radio One Inc.
  6.375% 02/15/13                       $   100.000     $    35,000            0.02%            0.00%
Nortek Holdings Inc.
  03/01/14                              $    62.136     $    43,495            0.02%            0.00%
Samina-Sci Corp
  6.75% 03/01/13                        $   100.000     $   160,000            0.04%            0.01%
Range Resources Corp
  6.375% 03/15/15                       $   100.000     $    15,000            0.01%            0.00%
Allied Waste
  7.25% 03/15/15                        $   100.000     $   125,000            0.02%            0.01%
Corrections Corp
  6.25% 03/15/13                        $   100.000     $   205,000            0.05%            0.01%
Davita Inc.
  6.625% 03/15/13                       $   100.000     $    35,000            0.01%            0.00%
Davita Inc.
  7.25% 03/15/15                        $   100.000     $    55,000            0.01%            0.00%
ABITIBI-Consolidated Inc.
  8.375% 04/01/15                       $   100.000     $   210,000            0.05%            0.01%

NATIONS CONVERTIBLE SECURITIES FUND
Playboy Enterprises Inc
  3.0% 03/15/25                         $   100.000     $10,000,000           10.00%            0.64%

NATIONS MIDCAP VALUE FUND
Celanese Corporation                    $    16.000     $ 2,800,000            0.35%            0.50%

NATIONS SMALL COMPANY FUND
International Securities Exchange       $    18.000     $   235,800            0.13%            0.04%

* The following designations identify whether the securities are: (1) part of a Registered Offering; (2) part of an Eligible Foreign Offering; (3) part of an Eligible Rule 144A Offering; or (4) Eligible Municipal Securities, as such terms are defined in the Procedures for Investment Pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

** The Selling Broker is not affiliated with the Affiliated Underwriter.

The amount of securities of any class purchased by a Fund aggregated with purchases by any other investment company advised by the Adviser, and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such investment discretion with respect to the purchase, shall not exceed (i) 25% of the principal amount of the offering of such class or (ii) if an Eligible Rule 144A offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering.

The securities were offered in a firm commitment underwriting (unless a rights offering) and the securities purchased were of an issuer who had been in continuous operations for not less than three years, including predecessors (except for Eligible Municipal Securities).

                         RULE 10F-3 TRANSACTIONS REPORT
                     JANUARY 1, 2005 THROUGH MARCH 31, 2005
             AFFILIATED UNDERWRITER: BANC OF AMERICA SECURITIES, LLC


                                       TYPE OF SECURITY*  DATE OFFERING   PURCHASE                                PRINCIPAL/ SHARES
     ISSUER                              (1),(2),(3),(4)    COMMENCED       DATE          SELLING BROKER**           PURCHASED
-----------------------------------    -----------------  -------------   ---------   --------------------------  -----------------

HIGH INCOME PORTFOLIO
Carriage Services, Inc.
  7.875% 01/15/15                               3              01/20/05    01/20/05           Merrill Lynch             5,000
Intelsat Bermuda FLTR
  01/15/12                                      3              01/24/05    01/24/05           Deutsche Bank            20,000
Intelsat Bermuda
  8.25% 01/15/13                                3              01/24/05    01/24/05           Deutsche Bank            20,000
Tenet Healthcare Corp
  9.25% 02/01/15                                3              01/25/05    01/25/05        CitiGroup Financial         10,000
Del Monte Corp
  6.75% 02/15/15                                3              01/25/05    01/25/05           Morgan Stanley            5,000
Mohegan Tribal Gaming
  6.125% 02/15/13                               3              02/03/05    02/03/05        CitiGroup Financial         10,000
Radio One Inc.
  6.375% 02/5/13                                3              02/04/05    02/04/05     Credit Suisse First Boston     10,000
Nortek Holdings Inc.
  03/01/14                                      3              02/10/05    02/10/05     Credit Suisse First Boston      5,000
Samina-Sci Corp
  6.75% 03/01/13                                3              02/16/05    02/16/05        CitiGroup Financial         10,000
Allied Waste
  7.25% 03/15/15                                3              03/03/05    03/03/05          JP Morgan Chase           10,000
Corrections Corp
  6.25% 03/15/13                                3              03/08/05    03/08/05        Lehman Brothers Inc.        15,000
Davita Inc.
  7.25% 03/15/15                                3              03/15/05    03/15/05          JP Morgan Chase            5,000
ABITIBI-Consolidated Inc.
  8.375% 04/01/15                               1              03/22/05    03/22/05        CitiGroup Financial         15,000

HIGH YIELD BOND PORTFOLIO - CORE FUND
Carriage Services, Inc.
  7.875% 01/15/15                               3              01/20/05    01/20/05           Merrill Lynch            75,000
Intelsat Bermuda FLTR
  01/15/12                                      3              01/24/05    01/24/05           Deutsche Bank           100,000
Intelsat Bermuda
  8.25% 01/15/13                                3              01/24/05    01/24/05           Deutsche Bank           175,000
Tenet Healthcare Corp
  9.25% 02/01/15                                3              01/25/05    01/25/05        CitiGroup Financial        100,000
Del Monte Corp
  6.75% 02/15/15                                3              01/25/05    01/25/05           Morgan Stanley           25,000
Mohegan Tribal Gaming
  6.125% 02/15/13                               3              02/03/05    02/03/05        CitiGroup Financial        130,000
Radio One Inc.
  6.375% 02/5/13                                3              02/04/05    02/04/05     Credit Suisse First Boston     25,000
Nortek Holdings Inc.
  03/01/14                                      3              02/10/05    02/10/05     Credit Suisse First Boston     55,000
Samina-Sci Corp
  6.75% 03/01/13                                3              02/16/05    02/16/05        CitiGroup Financial        120,000
Range Resources Corp
  6.375% 03/15/15                               3              03/02/05    03/02/05          JP Morgan Chase           15,000
Allied Waste
  7.25% 03/15/15                                3              03/03/05    03/03/05          JP Morgan Chase          100,000
Corrections Corp
  6.25% 03/15/13                                3              03/08/05    03/08/05        Lehman Brothers Inc.       165,000
Davita Inc.
  6.625% 03/15/13                               3              03/15/05    03/15/05          JP Morgan Chase           30,000
Davita Inc.
  7.25% 03/15/15                                3              03/15/05    03/15/05          JP Morgan Chase           40,000
ABITIBI-Consolidated Inc.
  8.375% 04/01/15                               1              03/22/05    03/22/05        CitiGroup Financial        180,000



                                                        PRICE PAID BY
                                         PRICE/PAR          FUND             % OF ISSUE     % OF FUND ASSETS
                                        -----------     -------------        ----------     ----------------
HIGH INCOME PORTFOLIO
Carriage Services, Inc.
  7.875% 01/15/15                         $100.000        $  5,000              0.00%             0.08%
Intelsat Bermuda FLTR
  01/15/12                                $100.000        $ 20,000              0.00%             0.31%
Intelsat Bermuda
  8.25% 01/15/13                          $100.000        $ 20,000              0.00%             0.31%
Tenet Healthcare Corp
  9.25% 02/01/15                          $ 98.406        $  9,841              0.00%             0.15%
Del Monte Corp
  6.75% 02/15/15                          $100.000        $  5,000              0.00%             0.08%
Mohegan Tribal Gaming
  6.125% 02/15/13                         $100.000        $ 10,000              0.00%             0.15%
Radio One Inc.
  6.375% 02/5/13                          $100.000        $ 10,000              0.01%             0.15%
Nortek Holdings Inc.
  03/01/14                                $ 62.136        $  3,107              0.00%             0.05%
Samina-Sci Corp
  6.75% 03/01/13                          $100.000        $ 10,000              0.00%             0.15%
Allied Waste
  7.25% 03/15/15                          $100.000        $ 10,000              0.00%             0.15%
Corrections Corp
  6.25% 03/15/13                          $100.000        $ 15,000              0.00%             0.23%
Davita Inc.
  7.25% 03/15/15                          $100.000        $  5,000              0.00%             0.08%
ABITIBI-Consolidated Inc.
  8.375% 04/01/15                         $100.000        $ 15,000              0.00%             0.23%

HIGH YIELD BOND PORTFOLIO - CORE FUND
Carriage Services, Inc.
  7.875% 01/15/15                         $100.000        $ 75,000              0.06%             0.10%
Intelsat Bermuda FLTR
  01/15/12                                $100.000        $100,000              0.01%             0.14%
Intelsat Bermuda
  8.25% 01/15/13                          $100.000        $175,000              0.02%             0.24%
Tenet Healthcare Corp
  9.25% 02/01/15                          $ 98.406        $ 98,406              0.01%             0.14%
Del Monte Corp
  6.75% 02/15/15                          $100.000        $ 25,000              0.01%             0.03%
Mohegan Tribal Gaming
  6.125% 02/15/13                         $100.000        $130,000              0.05%             0.18%
Radio One Inc.
  6.375% 02/5/13                          $100.000        $ 25,000              0.01%             0.03%
Nortek Holdings Inc.
  03/01/14                                $ 62.136        $ 34,175              0.01%             0.05%
Samina-Sci Corp
  6.75% 03/01/13                          $100.000        $120,000              0.03%             0.16%
Range Resources Corp
  6.375% 03/15/15                         $100.000        $ 15,000              0.01%             0.02%
Allied Waste
  7.25% 03/15/15                          $100.000        $100,000              0.02%             0.14%
Corrections Corp
  6.25% 03/15/13                          $100.000        $165,000              0.04%             0.22%
Davita Inc.
  6.625% 03/15/13                         $100.000        $ 30,000              0.01%             0.04%
Davita Inc.
  7.25% 03/15/15                          $100.000        $ 40,000              0.00%             0.05%
ABITIBI-Consolidated Inc.
  8.375% 04/01/15                         $100.000        $180,000              0.04%             0.25%

* The following designations identify whether the securities are: (1) part of a Registered Offering; (2) part of an Eligible Foreign Offering; (3) part of an Eligible Rule 144A Offering; or (4) Eligible Municipal Securities, as such terms are defined in the Procedures for Investment Pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

** The Selling Broker is not affiliated with the Affiliated Underwriter.

The amount of securities of any class purchased by a Fund aggregated with purchases by any other investment company advised by the Adviser, and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such investment discretion with respect to the purchase, shall not exceed (i) 25% of the principal amount of the offering of such class or (ii) if an Eligible Rule 144A offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering.

The securities were offered in a firm commitment underwriting (unless a rights offering) and the securities purchased were of an issuer who had been in continuous operations for not less than three years, including predecessors (except for Eligible Municipal Securities).